Exhibit 99.1

Adjusted Earnings Per Diluted Share Reconciliation

Regulation G Reconciliation - Results from Operations
PPG Industries, Inc. believes investors’ understanding of the company’s operating performance is enhanced by the disclosure of net income and earnings per diluted share adjusted for certain charges. PPG’s management considers this information useful in providing insight into the company’s ongoing operating performance because it excludes the impact of items that cannot reasonably be expected to recur on a quarterly basis or that are not attributable to our primary operations. Net income and earnings per diluted share adjusted for these items are not recognized financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP) and should not be considered a substitute for net income or earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP. In addition, adjusted net income and earnings per diluted share may not be comparable to similarly titled measures as reported by other companies. Net income (attributable to PPG) and earnings per share – assuming dilution are reconciled to adjusted net income (attributable to PPG) and adjusted earnings per share – assuming dilution on the following slides.

Adjusted Earnings Per Diluted Share Reconciliation
First Quarter Reporting Period

Amounts in millions, except EPS*	Continuing Operations		Discontinued Operations		Total PPG
	Net Income	EPS*	Net Income	EPS*	Net Income	EPS*

First Quarter 2017
Net Income Attributable to PPG as Reported	$328	$1.27	$6	$0.02	$334	$1.29
Transaction-related costs	3	0.01	—	—	3	0.01
Pension settlement charge	14	0.05	—	—	14	0.05
Adjusted Net Income Attributable to PPG	$345	$1.33	$6	$0.02	$351	$1.35

First Quarter 2016
Net Income Attributable to PPG as Reported	$328	$1.22	$19	$0.07	$347	$1.29
Transaction-related costs	1	0.01	—	—	1	0.01
Asset write-down	—	—	3	0.01	3	0.01
Adjusted Net Income Attributable to PPG	$329	$1.23	$22	$0.08	$351	$1.31

First Quarter 2015
Net Income Attributable to PPG as Reported	$300	$1.09	$22	$0.08	$322	$1.17
Transaction-related costs	3	0.01	3	0.01	6	0.02
Adjusted Net Income Attributable to PPG	$303	$1.10	$25	$0.09	$328	$1.19

First Quarter 2014
Net Income Attributable to PPG as Reported	$275	$0.97	$987	$3.51	$1,262	$4.48
Transaction-related costs	2	0.01	—	—	2	0.01
Adjusted Net Income Attributable to PPG	$277	$0.98	$987	$3.51	$1,264	$4.49

First Quarter 2013
Net Income Attributable to PPG as Reported	$189	$0.63	$2,221	7.52	$2,410	$8.15
Legacy pension costs	13	0.04	—	—	13	0.04
Environmental costs	8	0.03	—	—	8	0.03
Transaction-related costs	5	0.01	—	—	5	0.01
U.S. tax law change enacted in 2013	(10)	(0.03)	—	—	(10)	(0.03)
Adjusted Net Income Attributable to PPG	$205	$0.68	$2,221	$7.52	$2,426	$8.20

*Earnings per diluted share

Adjusted Earnings Per Diluted Share Reconciliation
Second Quarter Reporting Period

Amounts in millions, except EPS*	Continuing Operations		Discontinued Operations		Total PPG
	Net Income	EPS*	Net Income	EPS*	Net Income	EPS*

Second Quarter 2016
Net Income Attributable to PPG as Reported	$339	$1.25	$31	$0.12	$370	$1.37
Transaction-related costs	4	0.02	1	—	5	0.02
Asset write-down	8	0.03	—	—	8	0.03
Gain on sale of equity affiliate	(13)	(0.05)	—	—	(13)	(0.05)
Net tax effect of asbestos settlement funding	128	0.48	—	—	128	0.48
Adjusted Net Income Attributable to PPG	$466	$1.73	$32	$0.12	$498	$1.85

Second Quarter 2015
Net Income Attributable to PPG as Reported	$311	$1.14	$26	$0.09	$337	$1.23
Transaction-related costs	15	0.05	—	—	15	0.05
Business restructuring charge	105	0.39	1	—	106	0.39
Adjusted Net Income Attributable to PPG	$431	$1.58	$27	$0.09	$458	$1.67

Second Quarter 2014
Net Income Attributable to PPG as Reported	$386	$1.38	$—	$—	$386	$1.38
Transaction-related costs	2	0.01	—	—	2	0.01
Pension settlement charge	3	0.01	—	—	3	0.01
Adjusted Net Income Attributable to PPG	$391	$1.40	$—	$—	$391	$1.40

Second Quarter 2013
Net Income Attributable to PPG as Reported	$315	$1.08	$26	$0.09	$341	$1.17
Transaction-related costs	13	0.05	2	0.01	15	0.06
Adjusted Net Income Attributable to PPG	$328	$1.13	$28	$0.10	$356	$1.23

*Earnings per diluted share

Adjusted Earnings Per Diluted Share Reconciliation
Third Quarter Reporting Period

Amounts in millions, except EPS*	Continuing Operations		Discontinued Operations		Total PPG
	Net Income	EPS*	Net Income	EPS*	Net Income	EPS*

Third Quarter 2016
Net (Loss)/Income Attributable to PPG as Reported	$(211)	$(0.79)	$27	$0.10	$(184)	$(0.69)
Pension settlement charges	616	2.31	—	—	616	2.31
Adjusted Net Income Attributable to PPG	$405	$1.52	$27	$0.10	$432	$1.62

Third Quarter 2015
Net Income Attributable to PPG as Reported	$410	$1.51	$23	$0.08	$433	$1.59
Transaction-related costs	1	—	—	—	1	—
Pension settlement charge	5	0.02	—	—	5	0.02
Adjusted Net Income Attributable to PPG	$416	$1.53	$23	$0.08	$439	$1.61

Third Quarter 2014
Net Income Attributable to PPG as Reported	$340	$1.22	$31	$0.11	$371	$1.33
Transaction-related costs	2	0.01	—	—	2	0.01
Pension settlement charge	2	0.01	—	—	2	0.01
Legacy environmental reserves	86	0.30	—	—	86	0.30
Gain on asset sales	(59)	(0.21)	(14)	(0.05)	(73)	(0.26)
Adjusted Net Income Attributable to PPG	$371	$1.33	$17	$0.06	$388	$1.39

Third Quarter 2013
Net Income Attributable to PPG as Reported	$188	$0.65	$38	$0.13	$226	$0.78
Transaction-related costs	3	0.01	1	—	4	0.01
Legacy environmental reserves	56	0.19	—	—	56	0.19
Business restructuring charge	70	0.24	3	0.01	73	0.25
Adjusted Net Income Attributable to PPG	$317	$1.09	$42	$0.14	$359	$1.23

*Earnings per diluted share

Adjusted Earnings Per Diluted Share Reconciliation
Fourth Quarter Reporting Period

Amounts in millions, except EPS*	Continuing Operations		Discontinued Operations		Total PPG
	Net Income	EPS*	Net Income	EPS*	Net Income	EPS*

Fourth Quarter 2016
Net Income Attributable to PPG as Reported	$91	$0.34	$253	$0.96	$344	$1.30
Business restructuring charge	144	0.55	2	—	146	0.55
Environmental remediation charge	51	0.20	—	—	51	0.20
Loss on divestiture of European fiber glass business	—	—	44	0.17	44	0.17
Net gain on disposals of ownership interests	(8)	(0.04)	(25)	(0.09)	(33)	(0.13)
Premium on early retirement of debt	5	0.02	—	—	5	0.02
Net tax effect of asbestos settlement funding	23	0.09	—	—	23	0.09
Adjusted Net Income Attributable to PPG	$306	$1.16	$274	$1.04	$580	$2.20

Fourth Quarter 2015
Net Income Attributable to PPG as Reported	$290	$1.07	$24	$0.09	$314	$1.16
Transaction-related costs	11	0.04	—	—	11	0.04
Equity affiliate debt refinancing charge	7	0.03	—	—	7	0.03
Adjusted Net Income Attributable to PPG	$308	$1.14	$24	$0.09	$332	$1.23

Fourth Quarter 2014
Net Income Attributable to PPG as Reported	$66	$0.24	$17	$0.06	$83	$0.30
Transaction-related costs	30	0.10	6	0.03	36	0.13
Debt refinancing charge	200	0.72	—	—	200	0.72
Favorable foreign tax ruling	(29)	(0.11)	—	—	(29)	(0.11)
Adjusted Net Income Attributable to PPG	$267	$0.95	$23	$0.09	$290	$1.04

Fourth Quarter 2013
Net Income Attributable to PPG as Reported	$225	$0.78	$29	$0.10	$254	$0.88
Transaction-related costs	3	0.01	1	0.01	4	0.02
Adjusted Net Income Attributable to PPG	$228	$0.79	$30	$0.11	$258	$0.90

*Earnings per diluted share